Derivatives and Hedging	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging	Derivatives and Hedging
The following table summarizes the location and carrying amounts of the derivative instruments and the foreign currency denominated debt, a non-derivative financial instrument, that are designated and qualify as part of hedging relationships:

		December 31, 2019		December 31, 2018
Instrument	Balance sheet location	Notional	Balance	Notional	Balance
Cash flow hedges:
Interest rate swaps	Other current liabilities	$800,000	$24,792	$500,000	$6,345
Net investment hedges:
Cross-currency swap	Prepaid expenses and other current assets	$—	$—	$500,000	$6,006
Forward contracts	Prepaid expenses and other current assets	$925,810	$39,965	$—	$—
Foreign currency debt	Long-term debt	€700,000	$784,000	€700,000	$801,010
Cash Flow Hedges
The Company uses interest rate swaps to mitigate variability in forecasted interest payments on a portion of the Company’s U.S. dollar-denominated unsecured variable rate debt. The interest rate swaps effectively convert a portion of the floating rate interest payment into a fixed rate interest payment. The Company designates the interest rate swaps as qualifying hedging instruments and accounts for them as cash flow hedges. Gains and losses from fair value adjustments on the cash flow hedges are initially classified in accumulated other comprehensive loss and are reclassified to interest expense on the dates interest payments are accrued.
Hedges of Net Investments in Foreign Operations
The Company has designated certain derivative instruments and a portion of its foreign currency denominated debt, a non-derivative financial instrument, as hedges of the foreign currency exchange rate exposure of the Company's Euro-denominated net investment in a European subsidiary. The Company applies the spot method to assess the hedge effectiveness of the derivative instruments and this assessment for each instrument excludes the initial value related to the difference at contract inception between the foreign exchange spot rate and the forward rate (i.e., the forward points). The initial value of this excluded component is recognized as a reduction to interest expense in a systematic and rational manner over the term of the derivative instrument. All other changes in value for the net investment hedges are included in accumulated other comprehensive loss and would only be reclassified to earnings if the European subsidiary were liquidated, or otherwise disposed.
The table below presents pre-tax gains and losses related to designated cash flow hedges and net investment hedges:

	Gain (Loss) Recognized in AOCL Before Reclassifications			Gain Recognized in Interest Expense For Excluded Components
	2019	2018	2017	2019	2018	2017
Year Ended December 31,
Cash Flow Hedges:
Interest rate contract	$(21,972)	$(7,896)	$—	$—	$—	$—
Net Investment Hedges:
Cross-currency swap	2,936	6,006	—	2,294	6,740	—
Forward contracts	20,679	—	—	17,892	—	—
Foreign currency debt	17,010	38,850	(27,099)	—	—	—
Total	$18,653	$36,960	$(27,099)	$20,186	$6,740	$—
Amounts reclassified from accumulated other comprehensive loss to interest expense for the periods presented were not material.